Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this quarterly report on Form 10-Q of Transcat, Inc., Lee D. Rudow, the Chief Executive Officer of Transcat, Inc. and John J. Zimmer, the Chief Financial Officer of Transcat, Inc. certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of their knowledge, that:

1.	This quarterly report on Form 10-Q for the third quarter ended December 26, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in this quarterly report on Form 10-Q for the third quarter ended December 26, 2015 fairly presents, in all material respects, the financial condition and results of operations of Transcat, Inc.

Date: February 8, 2016	/s/ Lee D. Rudow
Lee D. Rudow
President and Chief Executive Officer
(Principal Executive Officer)

Date: February 8, 2016	/s/ John J. Zimmer
John J. Zimmer
Senior Vice President of Finance and Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)